SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                          February 25, 2000


                          Peerless Mfg. Co.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


             Texas             0-5214               75-0724417
        ---------------     ------------        -------------------
        (State or other     (Commission           (IRS employer
        jurisdiction of     file number)        identification no.)
        incorporation)


              2819 Walnut Hill Lane, Dallas Texas 75229
         ---------------------------------------------------
         (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (214) 357-6181

  Item 2.  Acquisition or Disposition of Assets.

         On February 25, 2000, the Registrant, through its wholly-owned subsidiary PMC Acquisition, Inc., a Texas corporation, closed its acquisition of substantially all of the assets of ABCO Industries, Inc. pursuant to an Asset Purchase Agreement dated January 25, 2000 by and between ABCO Industries and PMC Acquisition. The purchase price for the assets was approximately $1.7 million plus the assumption of certain liabilities, which price was determined pursuant to a competitive auction held pursuant to an order of the United States Bankruptcy Court for the Northern District of Texas, in the case styled In re ABCO Indus., Inc., Case No. 99-51322-11. The Registrant borrowed funds under its credit facility with Bank of America to obtain the purchase price for the assets. For more information with respect to the terms of the ABCO Industries acquisition, reference is made to the Asset Purchase Agreement dated as of January 25, 2000, by and between ABCO Industries and PMC Acquisition, which is attached hereto as Exhibit 2.1 and is incorporated in its entirety herein by reference.

         The assets acquired by PMC Acquisition were substantially all of the assets of ABCO Industries used in its business of designing, marketing, distribution, and selling of industrial boilers. The Registrant intends to use the engineering and manufacturing assets of ABCO Industries in the Registrant's operations, and to continue selected portions of the ABCO Industries business. The Registrant's press release on February 28, 2000 announcing the closing of the acquisition is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

  Item 7.Financial  Statements,  Pro  Forma  Financial  Information   and
  Exhibits

            (a)(1)    Financial Statements

       In accordance with paragraph (a)(4) of Item 7 of Form 8-K, the historical financial statements required in connection with the ABCO Industries acquisition are not included in this initial report but will be filed not later than 60 days after the date hereof.

            (b)       Proformas

       In accordance with paragraph (b)(2) of Item 7 of Form 8-K, the pro forma financial information required in connection with the ABCO Industries acquisition is not included in this initial report but will be filed not later than 60 days after the date hereof.

            (c)       Exhibits

       2.1 Asset Purchase Agreement, dated as of January 25, 2000, by and between PMC Acquisition, Inc. and ABCO Industries, Inc.*

       99.1 Press Release dated February 28, 2000.
            _________________

            * The schedules to this agreement were omitted in reliance upon Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish a copy of any omitted schedule to the Commission upon request.

                                SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

  Date:  March 13, 2000

                                PEERLESS MFG. CO.

                                By: /s/ SHERRILL STONE
                                    ------------------
                                    Sherrill Stone
                                    President and Chief Executive Officer

                           INDEX TO EXHIBITS

  Exhibit
  Number   Description
  ------   -----------

    2.1 Asset Purchase Agreement, dated as of January 25, 2000, by and between PMC Acquisition, Inc. and ABCO Industries, Inc.


   99.1    Press Release dated February 28, 2000.